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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 11, 2001


                          Discover Card Master Trust I
             -------------------------------------------------------
               (Exact name of registrant as specified in charter)



        Delaware                  0-23108                     51-0020270
        --------                  -------                     ----------
       (State of                (Commission                 (IRS Employer
     Organization)              File Number)              Identification No.)


c/o Discover Bank
12 Read's Way
New Castle, Delaware                                            19720
-----------------------------------------------                 -----
(Address of principal executive offices)                      (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable



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Item 5.  Other Events

                Series 2001-2. On January 11, 2001, the registrant made available to investors a prospectus supplement, dated January 8, 2001, and prospectus, dated December 21, 2000, with respect to the issuance of $1,100,000,000 aggregate principal amount of Series 2001-2 Floating Rate Class A Credit Card Pass-Through Certificates and $57,895,000 aggregate principal amount of Series 2001-2 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Discover Bank (formerly Greenwood Trust Company) as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement for Series 2001-2, to be dated as of January 16, 2001, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee. A copy of the prospectus and prospectus supplement is attached as Exhibit 99.

Item 7.  Exhibits

Exhibit No.       Description
-----------       -----------

Exhibit 99 Prospectus, dated December 21, 2000, and Prospectus Supplement, dated January 8, 2001, with respect to the Floating Rate Class A Credit Card Pass-Through Certificates and the Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 2001-2.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       Discover Card Master Trust I
                                        (Registrant)


                                       By:  Discover Bank
                                            (Originator of the Trust)


Date: January 11, 2001                 By: /s/ Michael F. Rickert
                                           Michael F. Rickert
                                           Vice President, Chief Accounting
                                           Officer and Treasurer








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                                INDEX TO EXHIBITS

Exhibit        Description                                                  Page
-------        -----------                                                  ----

99             Prospectus, dated December 21, 2000, and Prospectus           --
               Supplement, dated January 8, 2001, with respect to the Floating Rate Class A Credit Card Pass-Through
               Certificates and the Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust
               I, Series 2001-2.















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